UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2012 (October 15, 2012)

iPayment Holdings, Inc.

iPayment, Inc.

(Exact name of registrant as specified in its charter)

Delaware

Delaware

(State or other jurisdiction of incorporation)

333-177233-19

000-50280

(Commission File Number)

20-4777880

62-1847043

(I.R.S. Employer Identification Number)

126 East 56th Street, 33rd Floor

New York, New York 10022

(Address and zip code of principal executive offices)

(212) 802-7200

(Registrants’ telephone number, including area code)

Not Applicable

(Name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On October 15, 2012, iPayment, Inc. issued a press release announcing the hiring of Robert Purcell as Vice President of Finance and Chief Accounting Officer, effective October 15, 2012. Mr. Purcell, 43, is a licensed CPA in California and joins iPayment from Intuit, Inc. where he served as Vice President of Finance, Intuit Financial Services. More information regarding Mr. Purcell is available in the press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Information in the press release attached hereto may contain “forward-looking statements” within the meaning of U.S. federal securities laws. These statements involve risks and uncertainties and are not guarantees of future results, performance or achievements, and actual results, performance or achievements could differ materially from iPayment’s current expectations as a result of numerous factors, including, but not limited to, the following: acquisitions; liability for merchant chargebacks; restrictive covenants governing iPayment’s indebtedness; actions taken by its bank sponsors; migration of merchant portfolios to new bank sponsors; iPayment’s reliance on card payment processors and on independent sales organizations; changes in interchange fees; risks associated with the unauthorized disclosure of data; imposition of taxes on Internet transactions; actions by iPayment’s competitors; risks related to the integration of companies and merchant portfolios iPayment has acquired or may acquire; and the discovery of additional issues, findings, costs or expenses related to iPayment’s ongoing investigation into the misconduct of certain former employees.

This list of important factors is not intended to be exhaustive. A further list and description of some of these risks and uncertainties can be found in iPayment’s filings with the Securities and Exchange Commission. iPayment undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press release issued by iPayment, Inc. on October 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPAYMENT HOLDINGS, INC. IPAYMENT, INC.

By:	/s/ Philip J. Ragona
	Name:	Philip J. Ragona
	Title:	Senior Vice President and General Counsel

Dated: October 17, 2012